SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported):       April 21, 2004


                         Commission File No. 0-20380


                         FIRST FEDERAL BANCORP, INC.
           (Exact name of registrant as specified in its charter)

            Ohio                     0-20380                31-1341110
----------------------------       -----------         -------------------
(State or other jurisdiction       (Commission          (I.R.S. Employer
      of incorporation)            File Number         Identification No.)

     505 Market Street, Zanesville, Ohio                43701
   ---------------------------------------            ----------
   (Address of principal executive office)            (Zip Code)


      Registrant's telephone number, including area code: (740) 588-2265


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Item 7.  Financial Statements and Exhibits.
         ----------------------------------

      (c)   Exhibits:

            99.1 First Federal Bancorp, Inc. press release issued on April 21, 2004, announcing financial results for the quarter ended March 31, 2004.

Item 12.  Results of Operations and Financial Condition.
          ----------------------------------------------

      On April 21, 2004 First Federal Bancorp, Inc. issued a press release announcing its quarter ended March 31, 2004 earnings. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


                                 SIGNATURES
                                 ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       First Federal Bancorp, Inc.
                                       ---------------------------
                                              (Registrant)


Date:  May 10, 2004                    By:  /s/ Connie Ayres LaPlante
                                            -------------------------------
                                            Connie Ayres LaPlante
                                            Chief Financial Officer


                                EXHIBIT INDEX

Exhibit No.                 Description
-----------                 -----------

   99.1          Press Release dated April 21, 2004


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